UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 27, 2023

GlobeStar Therapeutics Corporation

(Exact name of registrant as specified in its charter)

Wyoming	333-170315	27-3480481
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

719 Jadwin Avenue

Richland, WA 99352

(Address of principal executive offices)(Zip Code)

206-451-1970

(Registrant’s telephone number, including area code)

www.globestarthera.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	GSTC	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Change in Registrant’s Certifying Accountant.

On June 20, 2023, the Board of Directors of GlobeStar Therapeutics Corporation, a Wyoming corporation (the “Company”), approved the engagement of Fruci & Associates II, PLLC (“F&A”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ending September 30, 2023, effective immediately, and dismissed M&K CPAS, PLLC (“M&K”) as the Company’s independent registered public accounting firm.

During the Company’s two most recent fiscal years ended September 30, 2022 and 2021 and the subsequent interim period, there were no (i) no disagreements (as defined in item 304(a)(1)(iv) of Regulation S-K) with M&K on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of M&K, would have caused M&K to make reference to the subject matter of the disagreements in their report on the Company’s financial statements, or (ii) reportable events under Item 304(a)(1)(v) of Registration S-K).

The audit reports of M&K on the consolidated financial statements of the Company as of and for the years ended September 30, 2022 and 2021 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except as follows:

M&K’s report for the Company’s financial statements for the fiscal years ended September 30, 2021 and 2022 contained an explanatory paragraph in respect to the Company’s ability to continue as a going concern.

The Company previously provided M&K with a copy of the disclosures contained in this Item 4.01(a). The Company has requested that M&K issue a letter, addressed to the U.S. Securities and Exchange Commission, stating whether M&K agrees with the statements contained in this Item 4.01(a). A copy of the letter received from M&K, dated June 27, 2023, is filed as Exhibit 16.1 to this Form 8-K.

During the fiscal years ended September 30, 2022 and 2021 and any subsequent interim period through June 20, 2023, neither the Company nor anyone on its behalf consulted with F&A regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on its financial statements by F&A, and neither a written report or oral advice was provided to the Company by F&A that F&A concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issues; or (iii) any other matter that was the subject of a “disagreement” or “reportable event” (as such terms are described in Items 304(a)(1)(iv) and (v), respectively, of Regulation S-K) between the Company and its former independent registered public accounting firm, M&K.

Item 9.01 Financial Statements and Exhibits.

16.1	Letter from M&K CPAS, PLLC dated June 27, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GlobeStar Therapeutics Corporation

Date: June 27, 2023	By: /s/ James C. Katzaroff
Name: James C. Katzaroff Title: Chief Executive Officer